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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                         Man-Glenwood Lexington TEI, LLC
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                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:
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2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
          0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
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          2)   Form, Schedule or Registration Statement No.:
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          3)   Filing Party:
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          4) Date Filed:
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Man-Glenwood Lexington TEI, LLC
A registered fund of hedge funds for eligible tax-deferred and tax-exempt investors
[MAN INVESTMENTS LOGO]


Dear Member,                                                        June 1, 2006

I am writing to notify you of a proposal involving your investment in Man-Glenwood Lexington TEI, LLC ("TEI") that requires your vote. Enclosed is a Notice of a Meeting of the Members of TEI and accompanying materials (a "Proxy Statement") that the Board of TEI requests you to review. All of the details about the meeting and the vote are included in the enclosed materials, which we have also sent to your financial advisor. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL BY JULY 13, 2006.

BACKGROUND: Currently, all investors in TEI hold Units in the same class. The Board of TEI has approved the establishment of multiple classes of Units for TEI in order to provide enhanced investment options to different types of investors under different pricing structures (similar to what many mutual funds offer). Under the multiple class structure, all existing Units will be redesignated Class A Units, which will continue to have the same terms (including fees, expenses and rights) as existing investments in TEI. However, in order to offer multiple classes of Units, the Securities and Exchange Commission requires that TEI adopt a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 for each class. The proposal relates to the adoption of a distribution and service plan for Class A (the "Class A Plan"). Putting the Class A Plan in place requires a vote by existing investors.

Rule 12b-1 governs how open-end investment companies (i.e., mutual funds) pay distribution and service fees out of fund assets. As a closed-end fund with a single class of Units, TEI was not previously required to have a Rule 12b-1 plan, but instead paid an Investor Servicing Fee of 0.50% to Man Investments Inc., the distributor of TEI ("Man Investments"), under an Investor Servicing Agreement. As described below, the Class A Plan authorizes the payment by TEI of an Investor Servicing Fee (for distribution and servicing in accordance with Rule 12b-1) of 0.50% to Man Investments. Therefore, approval of the Class A Plan will not change the total fees paid by existing investors in TEI.

THE PROPOSAL: Adopt the Class A Distribution and Service Plan, which authorizes the payment by TEI of an Investor Servicing Fee of 0.50% to Man Investments, which is the same as the amount currently paid by TEI. If Members approve the proposal discussed below, all existing investors' Units will be designated Class A Units and TEI will issue multiple classes of Units.

BOARD RECOMMENDATION: The Board unanimously recommends you vote "FOR" the Class A Plan because, among other reasons:

o Adoption of the Class A Plan will permit TEI to issue multiples classes of Units. Multiple classes of Units are expected to benefit TEI and its Members by providing greater investor choice, potentially leading to asset growth and the commensurate spreading of certain expenses of TEI over a broader base of assets (potentially resulting in lower expenses as a percentage of net assets); and
o    Class A Units will be identical to your existing Units.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN.

HOW TO VOTE: Your response to the proxy may be registered in person at a special meeting in Chicago, Illinois on July 13, 2006, or you may vote by proxy by mail via the enclosed proxy card, by telephone at 1-866-458-9856 or online by going to www.myproxyonline.com. A REPRESENTATIVE OF TEI MAY CALL YOU TO REMIND YOU TO VOTE.

If you have any questions, please call your financial advisor or the Man-Glenwood Lexington Service desk at 1-800-838-0232.

Thank you for your attention to this matter.

Yours sincerely,


Steven Zoric
Secretary
Man-Glenwood Lexington TEI, LLC



REMINDER: YOU CAN VOTE ONLINE AT WWW.MYPROXYONLINE.COM

                         MAN-GLENWOOD LEXINGTON TEI, LLC
                         123 N. Wacker Drive, 28th Floor
                                Chicago, IL 60606

                          ---------------------------

                      NOTICE OF SPECIAL MEETING OF MEMBERS

                          ---------------------------


Dear Member:

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "MEETING") of Members (the "MEMBERS") of Man-Glenwood Lexington TEI, LLC (the "FUND"), will be held on July 13, 2006, at 11:00 a.m. Central time at the offices of Man-Glenwood Lexington TEI, LLC, 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606 for the following purposes:

     1. To approve the Class A Distribution and Service Plan pursuant to Rule 12b-1 for the Fund in connection with the issuance of multiple classes of limited liability company interests of the Fund ("UNITS"); and

     2. To vote on any other matters that properly come before the Meeting and any adjournment thereof.

     You are entitled to vote at the Meeting and any adjournments thereof if you owned Units at the close of business on June 1, 2006 (the "RECORD DATE").

     If you attend the Meeting, you may vote your Units in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE APPLICABLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD REGARDING VOTING BY MAIL, INTERNET OR TELEPHONE.

     IF WE DO NOT HEAR FROM YOU BY A CERTAIN DATE, A FUND REPRESENTATIVE MAY CONTACT YOU. If you have any questions about the proposal or the voting instructions, please call (800) 581-3867.

     We will admit to the Meeting (1) all Members of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership of Units at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL (800) 581-3867.

     Unless proxy cards submitted by corporations, partnerships and trusts are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, or proxies submitted by telephone or the internet are granted by such persons, they will not be voted.

                                          By order of the Board of Managers,



                                          Steven Zoric
                                          Secretary

Dated:  June 1, 2006




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                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                                 UNITS YOU OWN.
               PLEASE RETURN YOUR PROXY CARD OR SUBMIT YOUR PROXY
                   VIA TELEPHONE OR VIA THE INTERNET PROMPTLY.

     ANY MEMBER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. FOR YOUR CONVENIENCE, YOU MAY VOTE ONE OF THREE WAYS IF YOU ARE UNABLE TO ATTEND THE MEETING: VIA MAIL BY RETURNING THE ENCLOSED PROXY CARD; VIA TELEPHONE BY CALLING (866) 458-9856; OR VIA THE INTERNET BY VISITING WWW.MYPROXYONLINE.COM. PROXIES DELIVERED VIA TELEPHONE OR VIA THE INTERNET MUST BE RECEIVED BY 11:59 P.M. EDT ON JULY 12, 2006 IN ORDER TO BE COUNTED. IF WE DO NOT HEAR FROM YOU BY A CERTAIN DATE, A FUND REPRESENTATIVE MAY CONTACT YOU.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY BY MAIL, TELEPHONE OR ELECTRONICALLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
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

                         MAN-GLENWOOD LEXINGTON TEI, LLC
                         123 N. Wacker Drive, 28th Floor
                                Chicago, IL 60606
                                 (800) 838-0232


                         -----------------------------

                                 PROXY STATEMENT

                         -----------------------------

                           Special Meeting of Members
                                  July 13, 2006

                                  INTRODUCTION

     This proxy statement (the "PROXY STATEMENT") is furnished to the holders (the "MEMBERS") of limited liability company interests (the "UNITS") of Man-Glenwood Lexington TEI, LLC ("TEI" or the "FUND"), by the Board of Managers of the Fund (the "BOARD") in connection with the solicitation of Member votes by proxy to be voted at the Special Meeting of Members or any adjournments thereof (the "MEETING") to be held on July 13, 2006, at 11:00 a.m. Central time at the offices of Man-Glenwood Lexington TEI, LLC, 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy first will be mailed to Members on or about June 1, 2006. The matters to be acted upon at the Meeting are set forth below.

     1. To approve the Class A Distribution and Service Plan pursuant to Rule 12b-1 (the "CLASS A PLAN") for the Fund in connection with the issuance of multiple classes of Units (the "PROPOSAL"); and

     2. To vote on any other matters that properly come before the Meeting and any adjournment thereof.

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL.

                                    * * * * *

PURPOSE OF THE PROXY STATEMENT AND PROXY SOLICITATION

     The purpose of this Proxy Statement and proxy solicitation is to seek Member approval of the Class A Plan, which will apply to the Fund's Units designated Class A (the "CLASS A UNITS") following the creation of this class. If Members approve the Class A Plan, all currently outstanding Units will thereafter be designated Class A Units and the Fund will offer multiple classes of Units in compliance with exemptive relief obtained from the Securities and Exchange Commission. There will be no change in fees or expenses borne by Members as a result of this designation, and Class A Units will be materially identical to your existing Units.

THE FUND

     The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as a closed-end management investment company. The Fund invests substantially all of its assets in Man-Glenwood Lexington Associates Portfolio, LLC (the "PORTFOLIO COMPANY"), a separate closed-end management investment company with the same investment objectives as the Fund. Glenwood Capital Investments, L.L.C. serves as the Portfolio Company's investment adviser (the "ADVISER"). Man Investments Inc. serves as the Fund's distributor (the "DISTRIBUTOR"). The Fund is designed solely for investment by eligible tax exempt and tax deferred investors.

MULTIPLE-CLASS STRUCTURE

     The Fund currently offers its Units in a single class. In order to provide investors with expanded investment options under different pricing structures, and to permit the Fund to facilitate distribution of Units, the Board recently approved the establishment and issuance of multiple classes of Units, subject to Member approval of the Class A Plan.

     Because it is organized as a closed-end management investment company, the Fund previously was not permitted to issue more than one class of Units under the 1940 Act and was not subject to Rule 12b-1 under the 1940 Act ("RULE 12b-1"). However, the Fund has obtained an order from the Securities and Exchange Commission (the "SEC") allowing the Fund to issue more than one class of interests, subject to certain terms and conditions with which the Fund has agreed to comply. Among the conditions is a requirement that the Fund comply with Rule 12b-1 with respect to each class of Units, which requires a vote of Members approving the Class A Plan.

     If the Class A Plan is approved by the Members pursuant to the Proposal, all currently outstanding Units will be designated as Class A Units on the basis of the relative net asset values of each class without the imposition of any sales load, fee, or other charge. THERE WILL BE NO CHANGE IN FEES OR EXPENSES BORNE BY MEMBERS AS A RESULT OF THIS DESIGNATION, AND CLASS A UNITS WILL BE MATERIALLY IDENTICAL TO YOUR EXISTING UNITS, INCLUDING ALL RIGHTS AND PREFERENCES ACCORDED.

                                    * * * * *

     PROPOSAL:      CLASS A PLAN

SUMMARY OF THE PROPOSAL

     In connection with the establishment and issuance of multiple classes of Units in compliance with the terms and conditions of the exemptive relief granted by the SEC, the Fund requests that Members approve the Class A Plan. A copy of the Class A Plan is attached to this Proxy Statement as APPENDIX A, and the description of the Class A Plan in this Proxy Statement is qualified in its entirety by reference to APPENDIX A.

     The Class A Plan authorizes the payment by the Fund of fees, as discussed below, to the Distributor relating to distribution and Member servicing functions for Class A Units. THESE FEES ARE THE SAME AS THOSE CURRENTLY PAID BY THE FUND TO THE DISTRIBUTOR TO REIMBURSE THE DISTRIBUTOR FOR AMOUNTS PAID TO

THIRD PARTY INVESTOR SERVICE PROVIDERS, AS DISCUSSED BELOW, AND WOULD NOT RESULT IN ANY FEE OR EXPENSE INCREASES TO MEMBERS. The Class A Plan also acknowledges and approves of the payment of administrative and advisory fees to the Adviser to the extent that such fees may be deemed to be indirect financing of Class A distribution activities and therefore subject to the requirements of Rule 12b-1, as discussed below. The SEC has neither approved nor disapproved the Class A Plan.

RULE 12b-1 AND REASONS FOR THE ADOPTION OF THE CLASS A PLAN

     Pursuant to the SEC's grant of exemptive relief under the 1940 Act permitting the Fund to issue multiple classes of interests, the Fund must comply with the requirements of Rule 12b-1. Rule 12b-1 allows a registered investment company to pay for distribution of its own securities, provided that (i) any payments made by the investment company in connection with such distribution are made pursuant to a written plan describing all material aspects of the proposed distribution financing (a "RULE 12b-1 PLAN") and (ii) that all agreements with any person relating to implementation of the Rule 12b-1 Plan are in writing and are approved by a vote of at least a majority of the investment company's outstanding voting securities (as this term is defined in the 1940 Act). As a requirement of the exemptive order permitting multiple classes of interests, the Fund is now asking Members to approve the Class A Plan at the Meeting.

BOARD CONSIDERATIONS

     At a meeting on May 2, 2006, the Board approved the Class A Plan, subject to approval by Members holding a majority of the outstanding Units, as discussed below. The Board determined that there was a reasonable likelihood that the Class A Plan will benefit the Fund as a whole as well as the Members holding Class A Units ("CLASS A MEMBERS"). The Board also determined that the amounts to be paid by Class A Members for distribution are reasonable in light of the services that are to be performed and represent a charge within the range of what would be negotiated at arm's length in light of all of the surrounding circumstances.

     In particular, when considering the approval and recommendation for the adoption of the Class A Plan, the Board reviewed all factors it deemed relevant, including, but not limited to: that Class A was created in order to maintain the rights and service structure that currently exist for Units on substantially identical terms, while instituting a multi-class system for the Fund in order to facilitate greater investor choice; that this increased choice is anticipated to lead to potential asset growth and the commensurate spreading of certain Fund expenses over a broader asset base, thereby reducing Member expenses; that the relationship of the services provided by the Distributor and those provided by the Fund's other service providers would not be altered; that the level of payments provided for under the Class A Plan and the overall cost structure of Class A Units is substantially identical to the existing Units and that Members would not experience any change in their existing investment; that it is expected that the Class A Plan will produce the anticipated benefits discussed above to the Fund and the Class A Members; that the Class A Plan is unlikely to have any negative effect on existing or future Class A Members; and that Class A Units will be subject to the protections afforded by the requirements of Rule 12b-1, including periodic reporting to the Board and review and oversight by the Board.

CURRENT INVESTOR SERVICING AGREEMENT

     Under the terms of the current Investor Servicing Agreement dated January 13, 2004 between the Fund and the Distributor (the "INVESTOR SERVICING AGREEMENT"), the Distributor is authorized to retain broker-dealers and certain financial advisers to provide ongoing personal investor services and account maintenance services to Members that are their customers ("INVESTOR SERVICE PROVIDERS").

     The Fund's existing Units, which are issued in a single class, pay a quarterly fee equal to an annual rate of 0.50% of the aggregate value of outstanding Units, determined as of the last day of each calendar month (before any repurchases of Units) (the "INVESTOR SERVICING FEE"), to the Distributor to
(i) reimburse it for payments made to Investor Service Providers and (ii) compensate the Distributor for its ongoing investor services, if any. IF THE CLASS A PLAN IS APPROVED AT THE MEETING, THE INVESTOR SERVICING FEE PAYABLE BY CURRENT MEMBERS WILL NOT CHANGE FOLLOWING THE DESIGNATION OF ALL EXISTING UNITS AS CLASS A UNITS.

     Payment of the Investor Servicing Fee is not currently made pursuant to a Rule 12b-1 Plan because Rule 12b-1 specifically excludes from its requirements closed-end funds such as the Fund. The Fund has agreed to comply with the requirements of Rule 12b-1 as a condition to the SEC's grant of exemptive relief permitting the Fund to issue multiple classes of Units. To avoid any future uncertainty regarding the Investor Services, such services would be paid for pursuant to the Class A Plan. The Class A Plan, as discussed, would reflect only the existing 0.50% Investor Servicing Fee. Thus, adoption of the Class A Plan would not alter the rights of Members currently holding Units.

CLASS A PLAN

     Under the terms of the Class A Plan, the Fund will pay to the Distributor on behalf of Class A, as compensation for distribution of Class A Units and/or for providing services to Class A Members, a fee at the annual rate of 0.50% of the aggregate value of the outstanding Class A Units, determined as of the last day of each calendar month (before repurchase of any Class A Units), and paid quarterly.

     As the general distributor of the Class A Units, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Class A Units, including, but not limited to,
(i) compensation to selling firms and others (including affiliates of the Distributor) that engage in or support the sale of Class A Units and/or provide personal and account maintenance services to Class A Members; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Class A Units.

     The Distributor also may spend such amounts as it deems appropriate on the administration and servicing of Class A Member accounts, including, but not limited to, (i) responding to inquiries from Class A Members or their representatives requesting information regarding matters such as Member account or transaction status, net asset value of Class A Units, performance, services, plans and options, investment policies, portfolio holdings, and repurchases of Class A Units and distributions and taxation thereof; and (ii) addressing complaints and correspondence of Class A Members, including compensation to organizations and employees who service Class A Member accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

     In addition to authorizing specified payments to the Distributor, the Class A Plan would also acknowledge and authorize the separate payment of advisory and administrative fees to the Adviser to any extent that such fees should be deemed to be payments for distribution services within the meaning of Rule 12b-1. In order to minimize possible uncertainty, the Class A Plan contemplates that these payments would be made pursuant to its requirements. This type of provision is commonly referred to as a "defensive Rule 12b-1 plan" because it does not authorize any additional distribution payments. Pursuant to the requirements of the 1940 Act, the Board separately addresses the reasonableness of the advisory and administrative service fees when considering the investment advisory agreements with the Adviser.

     The Class A Plan also contains provisions relating to continuing board reporting obligations and to its amendment and termination as required by Rule 12b-1. The Class A Plan requires that the Managers review, at least quarterly, a written report of the amounts expended by any authorized person during the preceding quarter pursuant to the Class A Plan or any related agreement and the recipients of such amounts. The Class A Plan also requires that the Managers review the purposes for which such expenditures were made. Thus, the Distributor will report to the Board at least quarterly, or more frequently as requested by the Board, regarding: (i) the nature of the Investor Services provided by the Investor Service Providers with respect to Class A Units; (ii) the amount of payments made by the Distributor to such Service Providers with respect to Class A Units; and (iii) the amount of fees paid by the Fund with respect to Class A Units.

     If approved by Members holding a majority of the outstanding Units, the Class A Plan will continue in effect as long as its continuance is specifically approved at least annually (together with any related agreements) by a majority of the Board, including a majority of the Managers who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "INDEPENDENT MANAGERS") and who have no direct or indirect financial interest in the operation of the Class A Plan or any related agreement. The Class A Plan may be amended by the Managers, except that it may not be amended to authorize direct payments by the Fund to finance any distribution activity or to increase materially the amount of distribution fees to be paid by the Fund without the approval of Members holding a majority of the outstanding Class A Units. The Class A Plan and any related agreements may be terminated without penalty at any time (i) by the vote of the majority of the Board, including a majority of the Independent Managers;
(ii) by the vote of the majority of the outstanding Class A Units; or (iii) by either party upon 60 days' written notice to the other party.

REQUIRED VOTE

     Approval of the Class A Plan requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the Units present at the Meeting at which a quorum (in person or by proxy) is present, or (b) more than 50% of the outstanding Units entitled to vote at the Meeting.

     If the Proposal is approved by the majority of the outstanding voting securities of the Fund, the Class A Plan will be adopted by the Fund and all outstanding Units will be designated as Class A Units. If the Proposal is not approved by the requisite Member vote, (i) the Class A Plan will not be adopted;
(ii) new Class A Units will not be issued and no outstanding Units will be designated as Class A Units; and (iii) the Board will consider what other action(s), if any, should be taken.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                    * * * * *

                                   DISTRIBUTOR

     Man Investments Inc., the Distributor, acts as the distributor of Units on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement dated January 13, 2004 with the Fund, which is considered for renewal annually. Units may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Units that have not been placed with eligible investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606. The Distributor is under common control with the Adviser.

                                    * * * * *

                                     ADVISER

     Under the Investment Advisory Agreement between the Portfolio Company and the Adviser dated January 20, 2003, and renewed most recently on January 15, 2006, the Adviser is responsible for the day-to-day management of the Portfolio Company, in which the Fund invests substantially all of its investable assets, and for the allocation of the Portfolio Company's assets to various hedge funds, subject to policies adopted by the Board. The Adviser's address is 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606.

                                    * * * * *

                                 ADMINISTRATION

     Glenwood Capital Investments, L.L.C., the Adviser, acts as an administrator to the Fund under a services agreement between the Fund and the Adviser dated January 13, 2004 and considered for renewal annually. The Adviser's address is 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606.

     SEI Investments Global Funds Services ("SEI") also provides administrative services to the Fund under an Administration Agreement between the Fund and the SEI dated April 1, 2004 and considered for renewal annually. SEI's address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                    * * * * *

                             ADDITIONAL INFORMATION

     The Fund sent a free copy of its annual report for the fiscal years ended March 31, 2006 and March 31, 2005, respectively, each of which included audited financial statements of the Fund, to Members of record and known beneficial owners as of the last day of the applicable fiscal year. Members of record or beneficial owners may also request a free copy of the Fund's semi-annual report, which includes unaudited financial statements, or annual report by writing to Investor Services at Man-Glenwood Lexington TEI, LLC, 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606 or by calling (800) 838-0232.

     The Fund will send this Proxy Statement to each Member of record, even if that means multiple proxy statements may be mailed to the same address. Members sharing an address who receive multiple copies of annual reports or proxy statements and wish to request delivery of a single copy of annual reports or proxy statements may do so by writing to Investor Services at Man-Glenwood Lexington TEI, LLC, 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606 or by calling (800) 838-0232.

     Members are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposal unless the Board, in its sole discretion, may determine.

VOTING

     The close of business on June 1, 2006 has been fixed as the record date (the "RECORD DATE") for the determination of Members entitled to notice of and to vote at the Meeting. On that date, the Fund had approximately 792,000
Units outstanding and entitled to vote. If the Proposal is approved, all outstanding Units will be designated as Class A Units.

     There are four ways for Members to vote:

     1. Through the internet by visiting a website established for that purpose at http://www.myproxyonline.com and following the listed instructions;

     2. By telephone by calling the toll-free number (866) 458-9856 and following the recorded instructions;

     3.   By completing and mailing the proxy card enclosed herewith; or

     4.   By written ballot at the Meeting.

     Instead of submitting proxies by mail on the enclosed proxy card, Members have the option to submit their proxies or voting instructions electronically through the internet or by telephone as described herein. Proxies delivered via the internet or via telephone must be received by 11:59 p.m. EDT on July 12, 2006 in order to be counted. Please note that there may be separate arrangements for using the internet and telephone depending on whether a Member's Units are registered in the Fund's records in the Member's name or in the name of a brokerage firm or bank. Members should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which voting options are available.

     The internet and telephone procedures described above for submitting proxies are designed to authenticate Members' identities, to allow Members to have their Units voted and to confirm that their instructions have been properly recorded. Members submitting proxies or voting instructions via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that would be borne by the Member.

     If the enclosed proxy card is executed properly and returned, Units represented by the proxy will be voted at the Meeting in accordance with the instructions on the proxy card. However, if no instructions are specified on a proxy card, Units will be voted "FOR" or "AGAINST" any matters acted upon at the Meeting in the discretion of the persons named as proxies. Votes made through the use of the internet or by telephone must be properly authenticated and must indicate a choice in order to be accepted. A proxy may nevertheless be revoked at any time prior to its use by written notification received (i) by the Fund prior to the Meeting, (ii) by the execution of a subsequently dated proxy card or the submission of a subsequent proxy via telephone or the internet, or (iii) by attending the Meeting and voting in person.

     This solicitation is being made by the Fund. Solicitation is made primarily by the mailing of this Proxy Statement, the accompanying proxy card and the accompanying letter. Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of the Adviser, affiliates of the Adviser, or other representatives of the Fund, including employees of The Altman Group, Inc., the proxy solicitation firm engaged by the Adviser in connection with this solicitation. In consideration of its proxy solicitation services in connection with the Meeting, the Fund will compensate The Altman Group, Inc. The Altman Group Inc. will receive a base fee and incremental fees calculated on the basis of Members contacted and votes tabulated. In addition, the Fund has agreed to pay certain expenses incurred by The Altman Group, Inc. in the performance of its services. The fees and costs are anticipated to be approximately $16,000. The expenses in connection with preparing this Proxy Statement and its enclosures, and related expenses, will be borne by the Fund, subject to its expense cap.

     The Limited Liability Company Agreement of the Fund dated October 22, 2003 (the "LLC AGREEMENT") provides in Section 3.3(a) that actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Failure to receive notice of the Meeting on the part of any Member will not affect the validity of any act or proceeding of the Meeting, so long as a quorum is present, except as otherwise required by applicable law. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at any Meeting. In the absence of a quorum, no business may be transacted, except that the Meeting may be adjourned by action of a majority of the Members present in person or by proxy, without additional notice to the Members, until such time as Members holding the requisite number of Units are present. At any such adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the original meeting.

     Section 3.3(b) of the LLC Agreement provides that for each matter submitted to a vote of Members, each Member is entitled to cast a number of votes equal to the number of Units owed by the Member as of the Record Date. The Units have equal voting rights of one vote per Unit and vote together as a single class. Following the designation of all outstanding Units as Class A Units, matters pertaining to only one class of Units will be voted on by each affected class separately. Under the 1940 Act, approval of the Class A Plan requires a vote of at least a majority of the outstanding Units of the Fund, as discussed above under "Required Vote".

     Section 3.3(c) of the LLC Agreement provides that a Member may vote at any meeting of Members by a proxy, provided that such proxy to act is authorized by
(i) a written instrument properly executed by the Member and filed with the Fund before or at the time of the meeting, or (ii) such electronic, telephonic, computerized or other alternative means as the Board may determine. A proxy may be suspended or revoked, as the case may be, by the Member in the manner described above.

     In tallying Member votes, abstentions are counted as Units eligible to vote at the Meeting in determining whether a quorum is present, but will not be counted as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal. If a broker or nominee holding Units in "street name" indicates on the proxy that it does not have discretionary authority to vote as to the Proposal, those Units will not be entitled to vote with respect to the Proposal. Accordingly, with respect to the Proposal, which requires approval by a majority of the outstanding Units, a broker non-vote will have the effect of a vote against the Proposal in determining whether the Proposal has received the requisite approval a vote of 67% or more of the Units present at the Meeting, if the holders of more than 50% of the outstanding Units are present in person or by proxy because broker non-votes are considered present for the purposes of establishing quorum. Broker non-votes will also have the same effect as a vote against the Proposal when determining whether the Proposal has been adopted by a vote of more than 50% of the outstanding Units because Units represented by a broker non-vote are considered outstanding Units.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 1, 2006, the Fund does not know of any person, other than those identified below, who owns beneficially 5% or more of the outstanding Units of the Fund. No Member currently has the right to acquire beneficial ownership of any Units.

                                            NUMBER OF UNITS      PERCENTAGE OF UNITS AS OF
      MEMBER NAME AND ADDRESS                    OWNED                MAY 1, 2006
Bethesda Lutheran Homes and Services Inc.     134,675.32                17.37%
600 Hoffmann Drive
Watertown, WI  53094

INTERESTS OF MANAGERS OR OFFICERS IN MATTERS TO BE ACTED UPON

     Since April 1, 2005, no Manager or officer of the Fund has had any material interest, direct or indirect, in any material transactions or in any material proposed transactions, to which (1) any person who is an affiliated person of
(a) the Fund, (b) the Adviser, (c) the Distributor or (d) an administrator; (2) an affiliated person of such person; or (3) a person that during the most recent fiscal year received 10% or more of the aggregate amount paid under the 12b-1 Plan by the Fund was or is to be a party.

     As of May 1, 2006, no current Manager or officer of the Fund owned outstanding Units.

     For the period from April 1, 2005 through March 31, 2006, the Distributor received a total of approximately $358,571 in Investor Servicing Fees from the Fund under the existing Investor Servicing Agreement, substantially all of which was in turn paid to Investor Service Providers.

                                    * * * * *

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of Members properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                                    * * * * *

                                MEMBER PROPOSALS

     Members wishing to nominate managers or submit other proposals must provide notice in writing to the Secretary of the Fund. Meetings of Members of the Fund are not held on an annual or other regular basis. A Member proposal intended to be presented at any future meeting of Members of the Fund must be received by the Fund within a reasonable time before the solicitation relating thereto in order to be included in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a Member of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Member proposals are subject to certain regulations under federal securities laws. Members may send communications or proposals to the attention of Steven Zoric, Secretary, Man-Glenwood Lexington TEI, LLC, 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606.

                                    * * * * *

                           NOTICE TO BANKS AND VOTING
                           MANAGERS AND THEIR NOMINEES

     Please advise the Fund, at 123 N. Wacker Drive, 28th Floor, Chicago, IL 60606, whether other persons are beneficial owners of Units for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of Units.

                                           By order of the Board of Managers,




                                           Steven Zoric
                                           Secretary

Dated:  June 1, 2006

                                   APPENDIX A
                                   ----------

                         MAN-GLENWOOD LEXINGTON TEI, LLC
                                  CLASS A UNITS

                    DISTRIBUTION PLAN PURSUANT TO RULE 12b-1

                               [__________], 2006

     WHEREAS, Man-Glenwood Lexington TEI, LLC (the "Fund") is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and offers for public sale units of limited liability company interests ("Units");

     WHEREAS, the Fund relies on an exemptive order issued by the Securities and Exchange Commission to issue multiple classes of Units;

     WHEREAS, Units are divided into one or more classes, one of which is designated as Class A Units;

     WHEREAS, the Fund desires to adopt a plan pursuant to Rule 12b-1 under the 1940 Act for the Class A Units, and the Board of Managers of the Fund (the "Board") has determined that there is a reasonable likelihood that adoption of said plan will benefit the Class A Units and their unitholders; and

     WHEREAS, the Fund has entered into a Distribution Agreement with Man Investments Inc. (the "Distributor") pursuant to which the Distributor has agreed to serve as the general distributor of the Units;

     NOW, THEREFORE, the Fund, with respect to the Class A Units, hereby adopts this Distribution Plan Pursuant to Rule 12b-1 (the "Plan") in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

     1.   A.   The Class A Units of the Fund shall pay to the Distributor, as compensation for distribution of Class A Units and/or for providing services to Class A unitholders, a fee at the annual rate of 0.50% of the aggregate value of the outstanding Class A Units, determined as of the last day of each calendar month (before repurchase of any Class A Units), and paid quarterly or at such other intervals as the Board shall determine.

          B. The distribution and service fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, PROVIDED THAT, so long as the limitations set forth in Rule 2830 of the Conduct Rules ("Rule 2830") of the National Association of Securities Dealers, Inc. ("NASD") remain in effect as to the Fund and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest. Amounts expended in support of the activities described in Paragraph 2.B. of this Plan may be excluded in determining whether expenditures under the Plan exceed the appropriate percentage of new gross assets specified in Rule 2830. Solely for purposes of Rule 2830 calculations, amounts expended in support of the activities described in Paragraph 2.B. of this Plan will be deemed not to exceed 0.25% of the Fund's net assets attributable to Class A Units.

     2.   A.   As the general distributor of the Units, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Class A Units of the Fund, including, but not limited to, (i) compensation to selling firms and others (including affiliates of the Distributor) that engage in or support the sale of Class A Units of the Fund; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Class A Units of the Fund. The Distributor may use service fees to compensate selling firms and others for providing personal and account maintenance services to unitholders.

          B. The Distributor may spend such amounts as it deems appropriate on the administration and servicing of Class A unitholder accounts, including, but not limited to, responding to inquiries from unitholders or their representatives requesting information regarding matters such as unitholder account or transaction status, net asset value of Class A Units, performance, services, plans and options, investment policies, portfolio holdings, and repurchases of Units and distributions and taxation thereof; and dealing with complaints and correspondence of unitholders; including compensation to organizations and employees who service Class A unitholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

     3. Amounts paid to the Distributor by Class A Units of the Fund will not be used to pay the expenses incurred with respect to any other class of Units of the Fund; PROVIDED, HOWEVER, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average net assets of each such class, as may be approved from time to time by a vote of a majority of the Managers.

     4. Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company"), in which the Fund invests substantially off of its investable assets, pays and will continue to pay a management fee to Glenwood Capital Investments, L.L.C. ("Glenwood") pursuant to an investment advisory agreement between the Portfolio Company and Glenwood, and the Fund pays and will continue to pay an administration services fee to Glenwood, pursuant to a services agreement between the Fund and Glenwood. It is recognized that Glenwood may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Class A Units of the Fund, including the activities referred to in Paragraph 2 above. To the extent that the indirect payment of management or other fees by the Fund to Glenwood should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class A Units within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

     5. This Plan shall take effect as promptly as reasonably practicable following the approval of the Plan by a majority of the Fund's outstanding Units at a meeting of unitholders duly called and held for such purpose, and shall continue in effect for successive periods of one year from its execution for so long as such continuance is specifically approved at least annually together with any related agreements, by votes of a majority of both (a) the Board and
(b) those Managers who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Managers"), cast in person at a meeting or meetings duly called for the purpose of voting on this Plan and such related agreements; and only if the Managers who approve the implementation or continuation of the Plan have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

     6. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     7. This Plan may be terminated without penalty at any time (a) by the vote of a majority of the Fund's Board, including a majority of the Managers who are not "interested persons" of the Fund, as defined in the 1940 Act, or by a vote of a majority of the Fund's outstanding Class A Units, or (b) upon 60 days' written notice to the Distributor. The Distributor may terminate the Plan without penalty upon 60 days' written notice to the Fund.

     8. This Plan may not be amended to increase materially the amount of fees to be paid by the Fund hereunder unless such amendment is approved by a vote of a majority of the outstanding securities (as defined in the 1940 Act) of the Class A Units of the Fund, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided in Paragraph 5 hereof for annual approval.

     9. While this Plan is in effect, the selection and nomination of Managers who are not "interested persons" of the Fund, as defined in the 1940 Act, shall be committed to the discretion of Managers who are themselves not interested persons.

     10. The Fund shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place and shall preserve copies of each report made pursuant to Paragraph 6 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Fund has executed this Distribution Plan Pursuant to Rule 12b-1 as of the day and year set forth below.


                                           MAN-GLENWOOD LEXINGTON TEI, LLC
                                           Date: [__________], 2006

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



Agreed and assented to:
MAN INVESTMENTS INC.

By:
   ----------------------------
Name:
Title:

***CONTROL NUMBER: 999 999 999 999***            ***CHECK DIGIT NUMBER: 99999***


                         MAN-GLENWOOD LEXINGTON TEI, LLC

             PROXY FOR THE SPECIAL MEETING OF MEMBERS JULY 13, 2006


The undersigned appoints as proxies John Kelly, John Rowsell and Steven Zoric, and each of them (with power of substitution), to vote all the undersigned's limited liability company interests ("UNITS") in Man-Glenwood Lexington TEI, LLC (the "FUND") at the Special Meeting of Members to be held on July 13, 2006, at 11:00 a.m. Central Time at the offices of Man-Glenwood Lexington TEI, LLC, 123
N. Wacker Drive, 28th Floor, Chicago, Illinois 60606, and any adjournment thereof (the "MEETING"), with all the power the undersigned would have if personally present.

The Units represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE VIA TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS BELOW. DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET. PROXIES DELIVERED VIA TELEPHONE OR VIA THE INTERNET MUST BE RECEIVED BY 11:59 P.M. EDT ON JULY 12, 2006 IN ORDER TO BE COUNTED.

          VOTE BY TELEPHONE                        VOTE BY INTERNET

Follow these four easy steps:              Follow these four easy steps:

1. Read the accompanying Proxy             1. Read the accompanying Proxy
   Statement and Proxy Card.                  Statement and Proxy Card.

2. Call the toll-free number               2. Go to the Website
   1-866-458-9856.                            www.MyProxyOnline.com

3. Enter your 12-digit Voter Control       3. Enter your 12-digit Voter Control
   Number AND your 5-digit Check              Number AND your 5-digit Check
   Digit Number located on your Proxy         Digit Number located on your Proxy
   Card above your name.                       above your name.

4. Follow the recorded instructions.       4. Follow the instructions provided.

        YOUR VOTE IS IMPORTANT!                   YOUR VOTE IS IMPORTANT!

Call 1-866-458-9856 anytime.               Go to http://www.MyProxyOnline.com
                                           anytime.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN.

       PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE SIMPLE INSTRUCTIONS FOR VOTING BY
                             TELEPHONE OR INTERNET.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.


PLEASE FILL IN THE BOX(ES) AS SHOWN:  [X]

                                              FOR      AGAINST      ABSTAIN
To approve the Class A 12b-1 Plan             [ ]        [ ]          [ ]




              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Please Print:


-------------------------------------------
Name


-------------------------------------------
Address


-------------------------------------------
Address 2


-------------------------------------------
City, State, Zip

--------------------------------------------------------------------------------
                                           PLEASE SIGN EXACTLY AS NAME APPEARS
                                           ABOVE.  IF UNITS ARE HELD IN THE
---------------------------------------    NAME OF JOINT OWNERS, EACH SHOULD
Signature                                  SIGN.  ATTORNEYS-IN-FACT, EXECUTORS,
                                           ADMINISTRATORS, ETC. SHOULD SO
                                           INDICATE.  IF MEMBER IS A CORPORATION
---------------------------------------    OR PARTNERSHIP, PLEASE SIGN IN FULL
Signature                                  CORPORATE OR PARTNERSHIP NAME BY
                                           AUTHORIZED PERSON.

                                , 2006
---------------------------------------
Date
--------------------------------------------------------------------------------